UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2010

Commission file number:  333-152398

Niusule Biotech Corp.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	2834	26-2401986
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	IRS I.D.

2533 North Carson Street, Carson City, NV	89706-0242
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number:  775-887-4880

N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item1.01 Entry into a Material Definitive Agreement.

A third Share Exchange Agreement (the "Agreement") was made and entered into as of the April 13, 2010 between Niusule Biotech Corp., a Nevada corporation ("Buyer") and Mr. Peizhu Fan, a citizen of People’s Republic of China ("Seller"), currently a Director of Buyer.

Niusule, through its Chinese subsidiary Niusule Bioengineering (Hangzhou ) Co.,Ltd., acquired an additional 10% the equity of Tianjin Behigh Pharmaceutical Co. Ltd (“Seller’s Shares”) in exchange for 1,780,000 shares of common stock of Niusule.

The Agreement is filed as an exhibit to this report and should be referred to in its entirety for a complete description thereof.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See disclosure under Item 1.01 of this Report, which is incorporated by reference in this Item 3.02.

Item 3.02. Unregistered Sales of Equity Securities.

See disclosure under Item 1.10 of this Report, which is incorporated by reference in this Item 3.02.

We relied upon Regulation S of the Securities Act of 1933, as amended for the above issuances to non US citizens or residents.

We believed that Regulation S was available because:

·	None of these issuances involved underwriters, underwriting discounts or commissions;
·	We placed Regulation S required restrictive legends on all certificates issued;

·	No offers or sales of stock under the Regulation S offering were made to persons in the United States;
·	No direct selling efforts of the Regulation S offering were made in the United States.

In connection with the above transactions, although some of the investors may have also been accredited, we provided the following to all investors:

·	Access to all our books and records.
·	Access to all material contracts and documents relating to our operations.

·	The opportunity to obtain any additional information, to the extent we possessed such information, necessary to verify the accuracy of the information to which the investors were given access.

Prospective investors were invited to review at our offices at any reasonable hour, after reasonable advance notice, any materials available to us concerning our business. Prospective Investors were also invited to visit our offices.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Huifeng Dong, age 42, became our Chief Marketing Officer in April 2010. From July 2000 to March 2010, he was General Manager of Dingzheng Animal Pharmaceutical (Tianjin) Co., Ltd., an animal pharmaceutical company. He received a Bachelor of Agricultural Science from Tianjin Agricultural College in 1990.  The board of directors elects our executive officers annually. A majority vote of the directors who are in office is required to fill vacancies.

Exhibits

10.1 Share Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

NIUSULE BIOTECH CORP.

Date: April 23, 2010	By:	/s/ Qinghua Hu
Qinghua Hu,
Chairman